UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2017

DNIB UNWIND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Development Specialists, Inc.

333 South Grand Avenue, Suite 4070

Los Angeles, California 90071

(Address of principal executive offices) (Zip Code)

(213) 617-2717

(Registrant’s telephone number, include area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

On September 25, 2017, the DNIB Liquidation Trust (the “Trust”) filed a notice of distribution (the “Notice”) with the United States Bankruptcy Court for the District of Delaware. The Notice provides that the trustee of the Trust (the “Trustee”) intends to make the second cash distribution to certain former shareholders of DNIB Unwind, Inc. (the “Company”) in an aggregate amount of approximately $8.0 million on or about October 10, 2017 (the “Distribution”). The shareholders entitled to receive their pro rata share of the Distribution are those shareholders that held the Company’s shares as of August 30, 2016 and timely submitted previously requested tax information (the “Tax Forms”) and, if applicable, a broker certification form (the “Certification Form”), in valid form, to Prime Clerk LLC. Shareholders that did not submit a valid Tax Form and, if applicable, a valid Certification Form timely are not entitled to share in the Distribution or in any future distributions under the Company’s chapter 11 plan of liquidation (the “Plan”).

On September 25, 2017, the Trust filed a Second Status Report Regarding Distributions to Holders Of DNIB Stock Pursuant to the Debtors’ Plan of Liquidation (the “Status Report”) requesting that any shareholder of the Company as of August 30, 2016 who has not submitted a valid Tax Form and, if applicable, a valid Certification Form, submit the following to Prime Clerk LLC as soon as possible to avoid potential adverse tax consequences:

•	A completed Form W-8 or Form W-9, as applicable (found at www.irs.gov); and

•	For shareholders that held their Company shares through a broker or nominee only, a completed Certification Form to be completed by the broker or nominee. The form of the Certification Form is attached as Exhibit A to the Status Report, which is attached as Exhibit 99.2 to this Form 8-K.

The completed Tax Forms and Certification Forms should be mailed to Prime Clerk LLC, Attn: BIND Distribution Form Processing, 830 3rd Avenue, 3rd Floor, New York, NY 10022. As stated above, shareholders who have not already submitted a valid Tax Form and, if applicable, a valid Certification Form timely are not entitled to share in the Distribution or in any future distributions under the Plan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Notice of Distribution, filed September 25, 2017

99.2	Second Status Report Regarding Distributions to Holders Of DNIB Stock Pursuant to the Debtors’ Plan of Liquidation, filed September 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNIB UNWIND, INC.

Date: September 26, 2017	By:	/s/ Geoffrey L. Berman
Geoffrey L. Berman
Chief Restructuring Officer